Exhibit 2


                                Power of Attorney

      Know all by these presents, that each of the undersigned hereby constitutes and appoints each of Gregory Gubitz and Graysanne Bedell, signing singly and not jointly, as the undersigned's true and lawful attorney-in-fact to:

      (1) execute for and on behalf of the undersigned, in the undersigned's capacity as a beneficial owner of common stock of Immunicon Corporation (the "Issuer"), the Statement on Schedule 13G and any amendments thereto, in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules thereunder;

      (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Statement on Schedule 13G and any amendments thereto and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

      (3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

      The undersigned hereby grant to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledge that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Issuer assuming, any of the undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934 as amended.

      This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Amendments to the Statement on
Schedule 13G with respect to the undersigned's holdings of and transactions in securities issued by the Issuer, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

                                      * * *

      IN WITNESS WHEREOF, each of the undersigned has caused this Power of Attorney to be executed as of this 8th day of February, 2005.



MDS Capital Corp.


By: /s/ Gregory Gubitz                               By: /s/ Graysanne Bedell
    ----------------------------                         -----------------------
Name:   Gregory Gubitz                               Name:   Graysanne Bedell

Title:  Chief Operating Officer                      Title:  Vice-President -
                                                             Legal and Secretary


MDS Life Sciences Technology Fund
Limited Partnership

By: MDS Life Sciences Technology Fund
(GP) Inc.


By: /s/ Gregory Gubitz                               By: /s/ Graysanne Bedell
    ----------------------------                         -----------------------
Name:   Gregory Gubitz                               Name:   Graysanne Bedell

Title:  Vice-President                               Title:  Secretary


MDS Life Sciences Technology Fund USA, L.P.

By: MDS Capital USA (GP) Inc.


By: /s/ Gregory Gubitz                               By: /s/ Michael Mueller
    ----------------------------                         -----------------------
Name:   Gregory Gubitz                               Name:   Michael Mueller

Title:  Vice-President                               Title:  President

MDS Life Sciences Technology Barbados Investment Trust



By: /s/ Gillian Jordan
    ----------------------------
Name:   Gillian Jordan

Title:  Trustee


SC Biotechnology Development Fund LP

By: SC (GP) Inc., its General Partner


By: /s/ John Ackerley                                By: /s/ William Walmsely
    ----------------------------                         -----------------------
Name:   John Ackerley                                Name:  William Walmsley

Title:  Directors of Cardinal                        Title: Director of Cardinal
        Investments Limited                                 Investments Limited
        (Director of SC                                     (Director of SC
        (GP) Inc.)                                          (GP) Inc.)


MDS Life Sciences Technology Fund (GP) Inc.


By: /s/ Gregory Gubitz                               By: /s/ Graysanne Bedell
    ----------------------------                         -----------------------
Name:   Gregory Gubitz                               Name:   Graysanne Bedell

Title:  Vice-President                               Title:  Secretary

MDS Capital USA (GP) Inc.



By: /s/ Gregory Gubitz                               By: /s/ Michael Mueller
    ----------------------------                         -----------------------
Name:   Gregory Gubitz                               Name:   Michael Mueller

Title:  Vice-President                               Title:  President


SC (GP) Inc.


By: /s/ John Ackerley                                By: /s/ William Walmsely
    ----------------------------                         -----------------------
Name:   John Ackerley                                Name:  William Walmsley

Title:  Directors of Cardinal                        Title: Director of Cardinal
        Investments Limited                                 Investments Limited
        (Director of SC                                     (Director of SC
        (GP) Inc.)                                          (GP) Inc.)


MDS Capital Management Corp.


By: /s/ Gregory Gubitz                               By: /s/ Graysanne Bedell
    ----------------------------                         -----------------------
Name:   Gregory Gubitz                               Name:   Graysanne Bedell

Title:  Chief Operating Officer                      Title:  Vice-President -
                                                             Legal and Secretary